Exhibit 1.3
THIS LETTER OF TRANSMITTAL IS ONLY FOR USE IN CONJUNCTION WITH THE OFFER BY
SONDEX COMPLETION SYSTEMS INC. FOR ALL OF THE COMMON SHARES OF
INNICOR SUBSURFACE TECHNOLOGIES INC. DATED OCTOBER 11, 2006.
The instructions accompanying this Letter of Transmittal should be read carefully before completing this Letter of Transmittal. The Depositary (see below for addresses and telephone numbers) or your broker or other financial advisor will assist you in completing this Letter of Transmittal.
LETTER OF TRANSMITTAL
To accompany certificates
for
Common Shares
of
INNICOR SUBSURFACE TECHNOLOGIES INC.
To be deposited pursuant to the Offer dated October 11, 2006 of
SONDEX COMPLETION SYSTEMS INC.
a wholly-owned subsidiary of
SONDEX PLC
     This Letter of Transmittal, properly completed and signed in accordance with the instructions set out below, together with all other required documents, must accompany certificates for common shares (the “Innicor Shares”) of Innicor Subsurface Technologies Inc. (“Innicor”) deposited pursuant to the offer (the “Offer”) dated October 11, 2006 made by Sondex Completion Systems Inc. (the “Offeror”) to holders of Innicor Shares (“Shareholders”). Shareholders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiry Time may deposit such Innicor Shares according to the Procedure for Guaranteed Delivery set forth in Section 3 of the Offer.
     The terms and conditions of the Offer are incorporated by reference in this Letter of Transmittal. Capitalized terms used herein but not defined in this Letter of Transmittal have the meanings ascribed to them in the Offer and circular dated October 11, 2006 (the “Circular”) that accompanies this Letter of Transmittal.

TO:	SONDEX COMPLETION SYSTEMS INC.
AND TO:	VALIANT TRUST COMPANY, as Depositary
     The undersigned delivers to you the enclosed certificate(s) for Innicor Shares, details of which are as follows:
DESCRIPTION OF INNICOR SHARES DEPOSITED
(if insufficient space, attach a list in the form below)

Number of Innicor Shares Deposited
(see Item 6 of the Instructions for
Certificate Number	Name in which Registered	Partial Tenders)

TOTAL:
(Attach list in the above form, if necessary)
THE OFFER AND CIRCULAR HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY UNITED STATES SECURITIES COMMISSION NOR HAS THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY UNITED STATES STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE OFFER AND CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENCE.

The undersigned:
1.	acknowledges receipt of the Offer and Circular;

2.	delivers to you the enclosed certificate(s) representing Innicor Shares and, subject only to the rights of withdrawal set out in the Offer or under applicable law, irrevocably accepts the Offer for and in respect of the Innicor Shares represented by such certificate(s) or the number thereof if so indicated (the “Purchased Shares”) and, on and subject to the terms and conditions of the Offer, deposits and sells, assigns and transfers to the Offeror all right, title and interest in and to the Purchased Shares and in and to any and all dividends, distributions, payments, securities, rights, assets or other interests declared, paid, issued, distributed, made or transferred on or in respect of the Purchased Shares on and after the date of the Offer (collectively, the “Other Shares”), effective on and after the date that the Offeror takes up and pays for the Purchased Shares (the “Effective Date”);

3.	represents and warrants that: (a) the undersigned has full power and authority to deposit, sell, assign and transfer the Purchased Shares (and any Other Shares) being deposited and has not sold, assigned or transferred or agreed to sell, assign or transfer any of such Purchased Shares (and Other Shares) to any other person; (b) the undersigned owns the Purchased Shares (and any Other Shares) being deposited within the meaning of applicable securities laws; (c) the deposit of such Purchased Shares (and any Other Shares) complies with applicable securities laws; and (d) when the Purchased Shares (and any Other Shares) are taken up and paid for by the Offeror, the Offeror will acquire good title thereto free and clear of all liens, restrictions, charges, encumbrances, claims and equities whatsoever;

4.	directs the Offeror and the Depositary, upon the Offeror taking up the Purchased Shares and any Other Shares: (a) to issue or cause to be issued cheque(s) to which the undersigned is entitled for the Purchased Shares and any Other Shares under the Offer in the name indicated below and to send such cheque(s) by first class insured mail, postage prepaid, to the address, or hold the same for pick-up, as indicated below; and (b) return any certificates for Innicor Shares not purchased to the address indicated below (and if no name, address or delivery instructions are indicated, to the undersigned at the address of the undersigned as shown on the register maintained by Innicor);

5.	waives any right to receive notice of purchase of the Purchased Shares and any Other Shares;

6.	irrevocably constitutes and appoints the Depositary and any officer of the Offeror, and each of them, and any other person designated by the Offeror in writing, as the Offeror and lawful agent, attorney and attorney-in-fact and proxy of the undersigned with respect to the Purchased Shares and the Other Shares, effective on and after the Effective Date, with full power of substitution, in the name of and on behalf of the undersigned (such power of attorney being deemed to be an irrevocable power coupled with an interest): (a) to register or record, transfer and enter the transfer of Purchased Shares and any Other Shares on the appropriate register of holders maintained by Innicor; and (b) except as otherwise may be agreed, to exercise any and all rights of the holder of the Purchased Shares and Other Shares including, without limitation, to vote, execute and deliver any and all instruments of proxy, authorizations or consents in respect of all or any of the Purchased Shares and Other Shares, revoke any such instrument, authorization or consent given prior to, on, or after the Effective Date, designate in any such instruments of proxy any person or persons as the proxy or the proxy nominee or nominees of the undersigned in respect of such Purchased Shares and such Other Shares for all purposes including, without limitation, in connection with any meeting (whether annual, special or otherwise and any adjournments thereof) of holders of securities of Innicor, and execute, endorse and negotiate for and in the name of and on behalf of the registered holder of Purchased Shares and Other Shares, any and all cheques or other instruments respecting any distribution payable to or to the order of such holder of such Purchased Shares or Other Shares;

7.	agrees, effective on and after the Effective Date, not to vote any of the Purchased Shares or Other Shares at any meeting (whether annual, special or otherwise and any adjournments thereof) of holders of securities of Innicor and, except as may otherwise be agreed, not to exercise any or all of the other rights or privileges attached to the Purchased Shares or Other Shares, and agrees to execute and deliver to the Offeror any and all instruments of proxy, authorizations or consents in respect of the Purchased Shares or Other Shares and to designate in any such instruments of proxy the person or persons specified by the Offeror as the proxy or proxy nominee or nominees of the holder of the Purchased Shares or Other Shares and acknowledges that upon such appointment, all prior proxies given by the holder of such Purchased Shares or Other Shares with respect thereto shall be revoked and no subsequent proxies may be given by such person with respect thereto;

8.	agrees if Innicor should declare or pay any cash dividend, stock dividend or make any other distribution on or issue any rights with respect to any of the Innicor Shares which is or are payable or distributable to the Shareholders of record on a record date which is prior to the date of transfer into the name of the Offeror or its nominees or transferees on the registers maintained by Innicor of such Innicor Shares following acceptance thereof for purchase pursuant to the Offer, then the whole of any such dividend, distribution or right will be received and held by the depositing Shareholder for the account of the Offeror and shall be promptly remitted and transferred by the undersigned to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer. Pending such remittance, the Offeror will be entitled to all rights and privileges as the owner of any such dividend, distribution, payment, security, right, asset or other interest, and may withhold the entire consideration payable by the Offeror pursuant to the Offer or deduct from the consideration payable by the Offeror pursuant to the Offer the amount or value thereof, as determined by the Offeror in its sole discretion;

9.	covenants to execute, upon request, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Purchased Shares and Other Shares to the Offeror;

10.	acknowledges that all authority conferred or agreed to be conferred by the undersigned herein may be exercised during any subsequent legal incapacity of the undersigned and shall survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned herein shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned;

11.	by virtue of the execution of this Letter of Transmittal, shall be deemed to have agreed that all questions as to validity, form, eligibility (including timely receipt) and acceptance of any Innicor Shares deposited pursuant to the Offer will be determined by the Offeror in its sole discretion and that such determination shall be final and binding and acknowledges that there shall be no duty or obligation on the Offeror, the Depositary or any other person to give notice of any defect or irregularity in any deposit and no liability shall be incurred by any of them for failure to give such notice; and

12.	by virtue of the execution of this Letter of Transmittal, shall be deemed to have agreed with the Offeror and the Depositary that any contract contemplated by the Offer and this Letter of Transmittal as well as all documents relating thereto be drawn up exclusively in the English language. En signant la présente Lettre de transmission, le soussigné est réputé avoir convenu avec the Offeror et le dépositaire que tous les contrats découlant de l’Offre et de la présente Lettre de transmission et tous les documents afférents soient rédigés exclusivement en anglais.

FORM OF PAYMENT
Under the Offer, the undersigned hereby agrees to receive $3.75 cash for each deposited Innicor Share.

BOX A
ISSUE CHEQUE(S) IN THE NAME OF: (please print or type):
Registered owner of Purchased Shares or:

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (Zip) Code)

(Telephone - Business)

(Social Insurance or Social Security Number)
U.S. resident/citizen must provide their Taxpayer
Identification Number

BOX B
SEND CHEQUE(S) (UNLESS BOX C IS CHECKED) TO: (please print or type)

(Name)

(Street Address and Number)

(City and Province or State)

(Country and Postal (Zip) Code)

BOX C
☐	HOLD CHEQUE(S) FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY WHERE THIS LETTER OF TRANSMITTAL IS DEPOSITED

BOX D
☐ CHECK HERE IF INNICOR SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE CALGARY OFFICE OF THE DEPOSITARY AND COMPLETE THE FOLLOWING (please print or type):

Name of Registered Holder:

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

BOX E
RESIDENCE

The undersigned:

(a)	is a resident of Canada		☐ Yes	☐ No

(b)	is a resident of, or acting on behalf of a resident of	United States	☐ Yes
Other: specify

For these purposes, a person is a resident of the United States if (a) they provide an address in Box B which is located within the United States or any territory or possession thereof or (b) they are a U.S. person for U.S. federal income tax purposes.

Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.

TIN:

Social Security Number
or

Employer ID Number

SUBSTITUTE	Part 2—Certifications—Under penalties of perjury, I certify that:

Form W-9	(1)	The number shown on this form is my correct taxpayer identification number (or I have checked the box in Part 3 and executed the Certificate of Awaiting Taxpayer Identification Number below);

Department of the Treasury Internal Revenue Service	(2)	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

Payor’s Request for Taxpayer	(3)	I am a U.S. person (including a U.S. resident alien).
Identification Number (“TIN”)	Certification Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

Name

Address

City, State and Zip Code

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid back up withholding.
,
,
Signature		Date

Part 3

Awaiting TIN ☐

Please complete the certificate of Awaiting Taxpayer Identification Number below.

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor within 60 days, a portion of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature	Date

SHAREHOLDER SIGNATURE(S)

Signature guaranteed by	Dated: , 2006
(if required under Instruction 4):

Authorized Signature	Signature of Shareholder or Authorized Representative
(See Instructions 3 and 5)

Name of Guarantor (please print or type)	Name of Shareholder (please print or type)

Address (please print or type)	Name of Authorized Representative, if applicable
(please print or type)

INSTRUCTIONS
1.	Use of Letter of Transmittal
(a)	This Letter of Transmittal, or a manually signed facsimile copy thereof, properly completed and duly executed as required by the instructions set forth below, together with accompanying certificates representing the Purchased Shares, must be received by the Depositary at any of the offices specified below before the Expiry Time unless the procedures for guaranteed delivery set out in paragraph 2 below are employed.

(b)	The method of delivery of this Letter of Transmittal, certificates representing Purchased Shares and all other required documents is at the option and risk of the person depositing same, and delivery will be deemed effective only when such documents are actually received. The Offeror recommends that such documents be delivered by hand to the Depositary and a receipt obtained. If such documents are mailed, the Offeror recommends that registered mail with return receipt be used and that proper insurance be obtained. Shareholders whose Innicor Shares are registered in the name of a nominee should contact their stockbroker, investment dealer, bank, trust company or other nominee for assistance in depositing their Innicor Shares.
2.	Procedures for Guaranteed Delivery. If a Shareholder wishes to deposit Innicor Shares pursuant to the Offer and: (i) the certificate(s) representing such Innicor Shares are not immediately available; or (ii) such Shareholder cannot deliver the certificate(s) representing such Innicor Shares and all other required documents to the Depositary prior to the Expiry Time, such Innicor Shares may nevertheless be deposited pursuant to the Offer provided that all of the following conditions are met:
(a)	such a deposit is made by or through an Eligible Institution (as defined below);

(b)	a properly completed and duly executed Notice of Guaranteed Delivery (printed on green paper) in the form accompanying this Letter of Transmittal, or a manually signed facsimile thereof, is received by the Depositary at the office in Calgary as set forth in the Letter of Transmittal prior to the Expiry Time; and

(c)	the certificate(s) representing the Purchased Shares, in proper form for transfer, together with a properly completed and duly executed copy of this Letter of Transmittal, or a manually signed facsimile hereof, covering such Purchased Shares and all other documents required by this Letter of Transmittal, are received by the Depositary at its office in Calgary as set forth in the Letter of Transmittal on or before 3:00 p.m. (Calgary time) on the third trading day on the TSX after the Expiry Date.
An “Eligible Institution” means a Canadian Schedule 1 chartered bank, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc., Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or banks and trust companies in the United States or any other “eligible guarantor institution” as defined in Rule 17Ad-15 under the U.S. Securities Exchange Act of 1934, as amended.

3.	Signatures. This Letter of Transmittal must be completed and signed by the holder of Innicor Shares accepting the Offer described above or by such holder’s duly authorized representative (in accordance with Instruction 5).
(a)	If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) is held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(b)	If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificates: (i) such deposited certificate(s) must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and (ii) the signature(s) on such endorsement or share transfer power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 4 below.

4.	Guarantee of Signatures. If this Letter of Transmittal is executed by a person other than the registered owner(s) of the Purchased Shares (see Box A) as shown on the register of Shareholders maintained by Innicor, or if Purchased Shares deposited but not tendered are to be returned to a person other than such registered owner(s) as shown on the register of Shareholders maintained by Innicor, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

5.	Fiduciaries, Representatives and Authorizations. Where this Letter of Transmittal or any certificate or share transfer power of attorney is executed by a person on behalf of an executor, administrator, trustee, guardian, attorney-in-fact, agent, corporation, partnership or association, or is executed by any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. Either the Offeror or the Depositary, at their discretion, may require additional evidence of authority or additional documentation.

6.	Partial Tenders. If less than the total number of Innicor Shares evidenced by any certificate are submitted to be deposited under the Offer, fill in the number of Innicor Shares to be deposited in the appropriate space on this Letter of Transmittal. In such case, new certificate(s) for the number of Innicor Shares not deposited will be sent to the registered owner as soon as practicable following the Expiry Time, unless otherwise provided in the appropriate box on this Letter of Transmittal. The total number of Innicor Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated.

7.	Substitute Form W-9. Under the United States federal income tax laws, payments made pursuant to the Offer may be subject to backup withholding at the rate of 28%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 provided herein and either (a) provide the correct taxpayer identification number (“TIN”) and certify, under penalties of perjury, that the TIN provided is correct, that the holder is a U.S. person, and that (1) the holder has not been notified by the United States Internal Revenue Service (the “IRS”) that the holder is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should check the box in Part 3 of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Awaiting Taxpayer Identification Number. If the box is checked in Part 3, 28% of payments made to the tendering holder will be retained during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes his, her or its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Depositary his, her or its TIN within such 60-day period, such previously retained amounts will be remitted to the IRS as backup withholding. In general, if a holder is an individual, the TIN is the social security number of such individual. If the Depositary is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS.

Failure to complete the Substitute Form W-9 may require backup withholding of 28% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

The holder is required to give DTC the TIN (e.g., social security number, individual taxpayer identification number or employer identification number) of the registered holder. If the Purchased Shares or any Other Shares are held in more than one name or are held not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

See the attached “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more information.

8.	Miscellaneous
(a)	If the space on this Letter of Transmittal is insufficient to list all certificates for Purchased Shares, additional certificate numbers and number of Purchased Shares may be included in a separate signed list affixed to this Letter of Transmittal.

(b)	If Purchased Shares are registered in different forms (e.g. “Joe Doe” and “J. Doe”), a separate Letter of Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits will be accepted. All depositing Shareholders by execution of this Letter of Transmittal (or a facsimile thereof) waive any right to receive any notice of acceptance of Purchased Shares for payment.

(d)	The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Alberta and the laws of Canada applicable therein and the Shareholder covered by this Letter of Transmittal hereby unconditionally and irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of Alberta and the courts of appeal therefrom.

(e)	Additional copies of the Offer and Circular, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Depositary or the Soliciting Dealer and Information Agent at any of their offices at the addresses listed below.
9.	Commissions and Stock Transfer Taxes. No brokerage fees or commissions will be payable by the depositing Shareholder if the Offer is accepted by depositing Innicor Shares directly with the Depositary. The Offeror will pay any stock transfer taxes with respect to the transfer and sale of Purchased Shares to it or its order by the registered owner pursuant to the Offer. If, however, cheques to be received pursuant to the Offer are to be issued to, or if the certificates of Purchased Securities not deposited or purchased are to be registered in the name of, any person other than the registered owner, or if certificates for Purchased Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner or such other person ) payable on account of the transfer to such person will be payable by the seller which may include a deduction from the purchase price unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted.

10.	Lost Certificates. If a certificate representing the Innicor Shares has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible, and forwarded, together with the letter describing the loss or destruction, to the Calgary office of the Depository as set forth in this Letter of Transmittal, which must be properly completed and submitted in good order to the Depository. In addition, the registered Shareholder should immediately contact the transfer agent for Innicor so that arrangements can be made to issue a replacement certificate upon the holder satisfying the requirements of Innicor relating to the replacement certificates. The transfer agent will require written notice of the lost certificate.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
     Guidelines for Determining the Proper Identification Number to Give the Offeror. U.S. Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the U.S. Social Security Number of:
1. An individual’s account.	The individual.

2. Two or more individuals (joint account).	The actual owner of the account or, if combined funds, the first individual on the account.

3. Husband and wife (joint account).	The actual owner of the account or, if joint funds, either person(1).

4. Custodian account of a minor (Uniform Gift to Minors Act).	The minor(2).

5. Adult and minor (joint account).	The adult or, if the minor is the only contributor, the minor(1).

6. Account in the name of guardian or committee for a designated ward, minor, or incompetent person.	The ward, minor, or incompetent person(3).

7a. The usual revocable savings trust account (grantor is also trustee).	The grantor-trustee(1).

b. So-called trust account that is not a legal or valid trust under State law.	The actual owner(1).

8. Sole proprietor account or single owner LLC.	The owner(4).

For this type of account:	Give the Employer Identification Number of:
9. A valid trust, estate, or pension trust.	The legal entity (do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(5).

10. Corporate account or LLC electing corporate status.	The corporation.

11. Religious, charitable or educational organization account.	The organization.

12. Partnership accounting held in the name of the business or multi-member LLC.	The partnership.

13. Association, club or other tax-exempt organization.	The organization.

14. A broker or registered nominee.	The broker or nominee.

15. Account with the U.S. Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments.	The public entity.

(1)	List first and circle the name of the person whose number you furnish.

(2)	Circle the minor’s name and furnish the minor’s U.S. Social Security Number.

(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s U.S. Social Security Number.

(4)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your U.S. Social Security Number or Employer Identification Number (if you have one).

(5)	List first and circle the name of the legal trust, estate, or pension trust.
Note: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed

Guidelines
Obtaining a Number
If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. U.S. resident aliens who cannot obtain a Social Security number must apply for an ITIN (Individual Taxpayer Identification Number) on Form W-7, Application for an Individual Taxpayer Identification Number.

Payees Exempt from Backup Withholding
Payees specifically exempted from backup withholding on ALL payments include the following:
•	An organization exempt from tax under Section 501(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), or an individual retirement plan or a custodial account under Section 403(b)(7) of the Code, if the account satisfies the requirements of Section 401(f)(2) of the Code.

•	The United States or any agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.
Other payees that MAY BE EXEMPT from backup withholding include the following:
•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a) of the Code.

•	A trust exempt from tax under Section 664 of the Code or a trust described in Section 4947 of the Code.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A middleman known in the investment community as a nominee or custodian.
Payments Exempt from Backup Withholding
Payment of dividends and patronage dividends not generally subject to backup withholding include the following:
•	Payments to nonresident aliens subject to withholding under Section 1441 of the Code.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:
•	Payment of interest on obligations issued by individuals.

Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payment of tax-exempt interest (including exempt interest dividends under Section 852 of the Code).

•	Payment described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451 of the Code.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.
Exempt payees described above that are U.S. persons (including a U.S. resident alien individual) should file Substitute Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR NAME, ADDRESS, AND TAXPAYER IDENTIFICATION NUMBER, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYER A COMPLETED INTERNAL REVENUE FORM W-8BEN, W-8ECI, W-8IMY or W-8EXP, AS APPLICABLE .
Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A(a), 6045 and 6050A of the Code and the regulations promulgated thereunder.
Privacy Act Notice. Section 6109 of the Code requires most recipients of dividends, interest, or other payments to give their correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
Penalties
(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
(4) Misuse of TINs. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

Offices of the Depositary
The Depositary for the Offer is:
VALIANT TRUST COMPANY
Inquiries:
Toll Free (Canada): 1-866-313-1872
Email: inquiries@valianttrust.com

By Mail, Registered Mail, Hand or Courier
Calgary
310, 606 — 4th Street S.W.
Calgary, Alberta T2P 1T1
Attention: Reorganization Department
Toronto
c/o BNY Trust Company of Canada
Suite 1101, 4 King Street West
Toronto, Ontario M5H 1B6
Office of the Dealer Manager
CIBC WORLD MARKETS INC.
855 — 2nd Street S.W.
9th Floor
Calgary, Alberta
T2P 4J7
Telephone: (403) 260-0500
Fax: (403) 260-0524
Any questions and requests for assistance may be directed by Shareholders to the Depositary or the Soliciting Dealer and Information Agent at their telephone numbers and locations set out above. You may also contact your broker, investment dealer, bank, trust company or other nominee for assistance concerning the Offer.